EXHIBIT 99.1
                                                                    ------------

Release:  IMMEDIATE
                                          Contact:   Bernard Patriacca - VP/CFO
                                                     (781) 862-4003

                                    Media Contact:   Donna LaVoie (LaVoie Group)
                                                     (781) 596-0200 x 103



        MACROCHEM ANNOUNCES PRELIMINARY PHASE 2 RESULTS FOR TOPIGLAN(R),
               ITS TOPICALLY APPLIED ERECTILE DYSFUNCTION PRODUCT


 Webcast/Conference Call Scheduled on Thursday, April 15, 2004 at 9:00 a.m. EDT*

Lexington, MA, April 14, 2004 -- MacroChem Corporation (NASDAQ: MCHM) announced today that preliminary data from its Phase 2 pharmacodynamic study of Topiglan(R), a topical cream for erectile dysfunction, demonstrate that Topiglan did not meet the study's primary clinical endpoints. The randomized, double-blind clinical study, which utilized the RigiScan(R) monitoring technique, compared the efficacy of Topiglan in men with mild-to-moderate erectile dysfunction to a placebo cream.

"While we are disappointed by these preliminary Topiglan data, we continue to advance our clinical studies of EcoNail(TM) and Opterone(TM)," said Robert J. DeLuccia, chief executive officer of MacroChem. "We plan in the weeks ahead to further analyze all of the Topiglan study data."

MacroChem currently has two other clinical programs underway. A dose-proportionality study of Opterone cream, an absorption-enhanced topical treatment for male testosterone deficiency, is ongoing. Patients are currently being dosed and results from that study are expected later this year. The Company has also initiated a Phase 1 study of EcoNail in patients with onychomycosis, a fungal infection of nails. Patient screening is nearly complete and data from this study are expected to be available by the end of the year.

ABOUT MACROCHEM:
MacroChem is a specialty pharmaceutical company that innovates, develops and commercializes pharmaceuticals administered in novel ways, to treat important medical conditions. MacroChem is developing products containing its patented drug-absorption enhancer, SEPA(R). MacroChem's clinical stage products include:
Topiglan(R), a SEPA-enhanced alprostadil for topical treatment of erectile dysfunction; Opterone(TM), a SEPA-enhanced topical treatment for men with testosterone deficiency; and EcoNail(TM), a SEPA-enhanced antifungal nail lacquer to treat a common and potentially debilitating nail infection known as onychomycosis. For further information please consult http://www.macrochem.com

RigiScan(R) is a registered trademark of Endocare, Inc. SEPA(R), Topiglan(R), Opterone(TM) and EcoNail(TM) are trademarks of MacroChem Corp.

                                      -end-

*YOU ARE WELCOME TO LISTEN TO A LIVE WEBCAST OF THIS CONFERENCE CALL BY VISITING
 MACROCHEM'S WEB SITE AT WWW.MACROCHEM.COM AND SELECTING THE INVESTOR RELATIONS PAGE. TO PARTICIPATE AND ASK QUESTIONS, THE DIAL-IN NUMBER FOR THE CONFERENCE
  CALL IS 800-299-7635 FOR DOMESTIC CALLERS AND 617-786-2901 FOR INTERNATIONAL CALLERS. ALL CALLERS SHOULD USE RESERVATION NUMBER 40122848 TO GAIN ACCESS TO
                                   THE CALL.

  A REPLAY OF THE CALL WILL BE AVAILABLE BY DIALING 888-286-8010 FOR DOMESTIC
   CALLERS AND 617-801-6888 FOR INTERNATIONAL CALLERS. ALL CALLERS SHOULD USE RESERVATION NUMBER 72104049 TO GAIN ACCESS TO THE REPLAY. THE REPLAY WILL BE
                     AVAILABLE THROUGH THURSDAY, APRIL 22.


WITH THE EXCEPTION OF HISTORICAL INFORMATION CONTAINED IN THIS PRESS RELEASE, THE MATTERS DESCRIBED HEREIN ARE FORWARD-LOOKING STATEMENTS AND ARE SUBJECT TO VARIOUS RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING STATEMENTS. THE RELEVANT RISK FACTORS ARE SET FORTH IN MACROCHEM'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC AND INCLUDE, WITHOUT LIMITATION, RISKS REGARDING PRODUCT DEVELOPMENT, CLINICAL TRIALS, DEPENDENCE ON THIRD PARTIES FOR DEVELOPMENT AND LICENSING ARRANGEMENTS, AND RISKS INVOLVING REGULATORY APPROVAL OF PRODUCTS, AND PATENTS AND LICENSES.

Visit our web site at: http://www.macrochem.com